                                                                   EXHIBIT 10.72

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

            This SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE ("AGREEMENT") is entered into as of ________, 2003, by and between Sherwood Partners, Inc., a California corporation ("SHERWOOD"), in its corporate capacity and in its capacity as Assignee for the Benefit of Creditors of University Affiliates IPA, Inc, ("UAIPA") and Sam J.W. Romeo, M.D., aka Sam Romeo ("ROMEO"), on the one hand and Med Diversified, Inc. ("MED"), on the other hand, as follows:

                                       I.
                                    RECITALS

     A. UAIPA is a non-profit corporation, organized under the laws of the State of California.

     B. On June 28, 2002, UAIPA executed a General Assignment for the Benefit of Creditors ("ASSIGNMENT") designating SHERWOOD as the assignee. In making the ASSIGNMENT, UAIPA assigned, transferred and set over to SHERWOOD all of its rights, title and interest in and to all of its property of every kind and nature whatsoever, real and personal, including but not limited to the obligations, claims and debts owed to it by creditors.

     C. SHERWOOD is the sole legal representative of the UAIPA, SHERWOOD currently holds, and since June 28, 2002, has held, the assets of UAIPA for the sole benefit of UAIPA's creditors. Other than the June 28, 2002, assignment to SHERWOOD, UAIPA has made no other general assignments for the benefit of its creditors. SHERWOOD has full legal authority to enter into this AGREEMENT on behalf of the UAIPA. This AGREEMENT is fully and legally enforceable pursuant to law against SHERWOOD, UAIPA, ROMEO and MED.

     E.D.   On or about January 16, 2002, Med-Diversified, Inc. commenced an action in the Superior Court for the County of Los Angeles by filing a Complaint for Fraud etc. captioned MED-DIVERSIFIED, INC. v. UNIVERSITY AFFILIATES IPA, INC. (the "COMPLAINT") bearing Case No. BC 266500.

     F.E.   In the Action, UAIPA filed a cross-complaint against, among others,
MED (the "UAIPA CROSS-COMPLAINT") and Med Diversified filed a Cross-Complaint against UAIPA and ROMEO (the "MED CROSS-COMPLAINT") (The COMPLAINT, UAIPA CROSS-COMPLAINT and the MED CROSS-COMPLAINT are sometimes collectively referred to herein as the "ACTION").

     G.F.   On or about November 27, 2002, MED filed a petition under Chapter 11 of the United States Bankruptcy Code, Case No. 02-88564 in the United States Bankruptcy Court for the Eastern District of New York. MED is acting as Debtor and Debtor in Possession. (the "MED BANKRUPTCY CASE")

     H.G.   In order to avoid the uncertainty, costs and expenses attendant with continuing the litigation, the parties the parties to this AGREEMENT now desire to resolve the Action as between UAIPA and ROMEO, on the one hand, and MED, on the other hand.

                                       II.
                                   PROVISIONS

     NOW, THEREFORE, in consideration of the foregoing Recitals and of the mutual agreements, covenants and release set forth herein, and for other good and valuable consideration, the sufficiency and adequacy of which is acknowledged by the parties, the parties hereto agree as follows:

1. RECITALS. The recitals contained in paragraphs A through H, above ("RECITALS"), are an integral part of this AGREEMENT and are incorporated herein by reference.

2. CONDITION PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT. This is AGREEMENT contingent upon entry of an order of the Bankruptcy Court in the MED BANKRUPTCY CASE approving this Agreement and such order becoming final and nonappealable.

3. RULES OF CONSTRUCTION. The following rules of construction govern and apply to the interpretation and construction of this AGREEMENT:

     3.1 Whenever the name of SHERWOOD is used, it includes all parents, subsidiaries, related and affiliated entities, all current and former agents, employees, attorneys (including, without limitation, Sulmeyer, Kupetz, Baumann & Rothman. A Professional Corporation and its respective individual attorneys), officers and directors, all successors and assigns of SHERWOOD and all other persons and entities for whose acts and omissions SHERWOOD may be held liable and includes SHERWOOD in its individual capacity, its corporate capacity and its capacity as Assignee for the Benefit of Creditors of the ESTATE.

     3.2 Whenever the name of UAIPA is used, it includes all parents, subsidiaries, related and affiliated entities, all current and former agents, employees, attorneys, officers and directors, all successors and assigns of UAIPA, including, without limitation, SHERWOOD, and all other persons and entities for whose acts and omissions UAIPA may be held liable.

     3.3 Whenever the name of MED is used, it includes all parents, subsidiaries, related and affiliated entities, all current and former agents, partners, employees, attorneys, officers and directors, all successors and assigns of MED, as applicable, and all other persons and entities for whose acts and omissions MED, as applicable, may be held liable.

     3.4 Each party acknowledges that it has participated in the drafting of this AGREEMENT and reviewed the terms of the AGREEMENT and as such, no rule of construction shall apply in any interpretation of this AGREEMENT which might result in this AGREEMENT being construed in favor or against either of them, including without limitation, any rule of construction to the effect that ambiguities ought to be resolved against the drafting party.

     3.5 The underscored word or words appearing as the commencement of sections of this AGREEMENT are intended only as a guide and are not intended, and should not be construed, as controlling, enlarging, restricting, explaining or modifying, in any manner, the language or meaning of those sections or subsections.

4. DISMISSAL OF THE ACTION: In consideration for the promises made in this AGREEMENT, and expressly conditioned on each party bearing their own costs and attorneys' fees, the ACTION shall be dismissed with prejudice. Concurrently with the execution of this agreement, MED shall execute and deliver to counsel for SHERWOOD, for filing with the Court, a request for dismissal of the MED COMPLAINT AND MED CROSS-COMPLAINT with prejudice. Counsel for the SHERWOOD shall execute the Request for Dismissal as to the UAIPA CROSS-COMPLAINT. Counsel for SHERWOOD shall hold such dismissal and file it with the Court in the ACTION only upon receipt of a final order of the Bankruptcy Court in the MED BANKRUPTCY CASE approving this AGREEMENT.

5. RELEASE OF SHERWOOD, UAIPA AND ROMEO. Except for: (a) a breach of this AGREEMENT, and claims arising by reason of such breach; (b) enforcement of rights, obligations and duties arising under this AGREEMENT; and (c) the satisfaction of the executory provisions of this AGREEMENT (collectively, the "PRESERVED CLAIMS"), in consideration of the provisions of this AGREEMENT, MED does hereby fully and finally compromise and settle with, and forever release, remise, relieve, waive, relinquish and discharge SHERWOOD, UAIPA and ROMEO, and each of them, from any and all claims, complaints, rights, manner of action or actions, cause or causes of action, suits, debts, dues, demands, obligations, charges, costs, expenses (including but not limited to attorneys' fees) sums of money, controversies, damages, accounts, agreements, covenants, contracts, judgments, reckonings, liens and liabilities of every kind and nature whatsoever, whether at law or in equity, whether based upon statute, common law or otherwise, whether matured, contingent or non-contingent, whether direct or indirect, whether known or unknown, whether suspected or unsuspected, whether or not hidden and without regard to the subsequent discovery or existence of different or additional facts, which each of them, ever had, now has, or may claim to have against SHERWOOD, including but not limited to, those asserted in, or in connection with, the ACTION, UAIPA and ROMEO.

6. RELEASE OF MED BY SHERWOOD, UAIPA AND ROMEO. Except for: (a) a breach of this AGREEMENT, and claims arising by reason of such breach; (b) enforcement of rights, obligations and duties arising under this AGREEMENT; and (c) the satisfaction of the executory provisions of this AGREEMENT (collectively, the "PRESERVED CLAIMS"), in consideration of the provisions of this AGREEMENT, SHERWOOD, UAIPA and ROMEO, and each of them, do hereby fully and finally compromise and settle with, and forever release, remise, relieve, waive, relinquish and discharge MED from any and all claims, complaints, rights, manner of action or actions, cause or causes of action, suits, debts, dues, demands, obligations, charges, costs, expenses (including but not limited to attorneys' fees) sums of money, controversies, damages, accounts, agreements, covenants, contracts, judgments, reckonings, liens and liabilities of every kind and nature whatsoever, whether at law or in equity, whether based upon statute, common law or otherwise, whether matured, contingent or non-contingent, whether direct or indirect, whether known or unknown, whether suspected or unsuspected, whether or not hidden and without regard to the subsequent discovery or existence of different or additional facts, which SHERWOOD, UAIPA and ROMERO, and each of them, ever had, now has, or may claim to have against MED, and each of them, including but not limited to, those asserted in, or in connection with the ACTION and MED.

7. FINAL RELEASE AND BAR. Except for the PRESERVED CLAIMS excluded from the releases contained in Sections 5 and 6, inclusive, above, the parties hereto hereby acknowledge that it is their intention that this AGREEMENT shall be effective as a full and final release of and as a bar with prejudice to each and every claim, complaint, right, manner of action or actions, cause or causes of action, suit, debt, dues, demand, obligation, charge, cost, expense (including but not limited to attorney's fees), sum of money, controversy, damage, account, agreement, covenant, contract, judgment, reckoning, lien and liability of every kind and nature whatsoever, whether at law or in equity, whether based upon statute, common law or otherwise, whether matured, contingent or non-contingent, whether direct or indirect, whether known or unknown, whether suspected or unsuspected, whether or not hidden and without regard to the subsequent discovery or existence of different or additional facts, referred to and released in Sections 5 through 7, inclusive, above, which the parties have or had against one another as is applicable, directly or indirectly. In connection with such waiver and relinquishment, the parties acknowledge that they or their attorneys may hereafter discover facts different from or in addition to the facts that they now know or believe to be true with respect to the subject matter of this AGREEMENT, but that it is their intention to hereby fully, finally, absolutely, and forever release any and all claims released pursuant to Sections 5 through 7, inclusive, above, which now do exist, may exist or heretofore have existed between them, and that in furtherance of such intentions the release as given herein by the parties, shall be and remain in effect as a full and complete release of the claims released in Sections 5 through 7, inclusive, above, notwithstanding the discovery of any such different or additional facts.

            Notwithstanding the discovery of any such additional or different facts, the parties certify that they have read Section 1542 of the California Civil Code set forth below:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

            The parties hereto, do hereby waive application of Section 1542 of the California Civil Code and any other statutes, common law rights, rules or the like which may operate to limit the intent of this AGREEMENT with respect to the releases in Sections 4 and 5, inclusive, above. The parties understand and acknowledge the significance and consequence of this waiver of Section 1542 of the California Civil Code is that even if they should eventually suffer additional damages on account of the ACTION released in Sections 5 and 6, inclusive, above, they will not be permitted to make any claim for such damages.

8. COVENANT NOT TO SUE. SHERWOOD, UAIPA, ROMEO, and MED, and each of them, hereby covenant and agree that they will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit action or other proceeding against each other, based on, arising out of, or in connection with the claims released in Sections 5 and 6, inclusive, above, including, without limitation, SHERWOOD, UAIPA, ROMEO and MED,. Notwithstanding the foregoing, nothing contained in this AGREEMENT shall preclude SHERWOOD, UAIPA, ROMEO, and MED, and each of them, from exercising their respective rights in the event the other party breaches any of its obligations under this AGREEMENT.

9. DENIAL OF LIABILITY. Liability for any claims that SHERWOOD, UAIPA, ROMEO, and MED, and each of them, has asserted or may have asserted is denied by SHERWOOD, UAIPA, ROMEO, and MED, and each of them. This AGREEMENT is a compromise of disputed claims and shall never be construed as an admission of liability or responsibility for any purpose by any of the parties to this AGREEMENT.

10. MUTUAL WARRANTIES AND REPRESENTATIONS. SHERWOOD, UAIPA, ROMEO, and MED, and each of them, hereby represent and warrant to each other that as of the date of this AGREEMENT:

     10.1 SHERWOOD, UAIPA, ROMEO, and MED, and each of them, have each consulted with or have had the opportunity to consult with an attorney of their choosing, and each of them has carefully read this AGREEMENT, fully understands the AGREEMENT and its terms and provisions, and each of them is relying upon legal advice in entering into this AGREEMENT voluntarily.

     10.2 SHERWOOD, UAIPA, ROMEO, and MED, and each of them, have each made such investigation of the facts and matters pertaining to this AGREEMENT and settlement of the ACTION as each of them has deemed necessary.

     10.3 Except for the statements, representations and promises contained in this AGREEMENT, the parties hereto are not relying upon any statement, representation, or promise from the other party hereto or any of the other party's agents, employees, representatives, or attorneys in entering into this AGREEMENT.

     10.4 Each person executing this AGREEMENT on behalf of a party hereto has been duly authorized to execute this AGREEMENT on behalf of the party and to bind the party to the terms and provisions of this AGREEMENT by appropriate appointment, delegation of authority, corporate by-laws or board resolutions.

     10.5 Neither SHERWOOD, UAIPA, ROMEO, or MED has heretofore sold, conveyed, assigned, transferred, hypothecated, pledged, or otherwise encumbered or purported to have assigned, transferred, hypothecated, pledged or otherwise encumbered, nor will either of them in the future, in any manner, assign, transfer, hypothecate, pledge, or otherwise encumber or purport to assign, transfer, hypothecate or pledge to or otherwise encumber in favor of any person, any claim settled or released by this AGREEMENT.

     10.6 As to the matters addressed herein, this AGREEMENT is intended to be final and binding upon the parties hereto, regardless of any mistake of fact or law made by the parties hereto. SHERWOOD, UAIPA, ROMEO, and MED, and each of them, each assume the risk of any mistake of fact or law in relation to this AGREEMENT and may not set aside this AGREEMENT, or any portion thereof based on the subsequent discovery of any such mistake of fact or law.

11. COMPLETE AGREEMENT. This AGREEMENT contains the entire agreement between the parties hereto with respect to the matters addressed in this AGREEMENT. This AGREEMENT supercedes all prior agreements, written or oral. Should a dispute arise under this AGREEMENT, neither SHERWOOD, UAIPA, ROMEO, and MED, nor any of them, may introduce evidence of any alleged prior or contemporaneous agreements or understandings to alter the terms of this AGREEMENT.

12. NO ORAL MODIFICATIONS. This AGREEMENT may be amended only in a writing signed by all parties or those parties whose rights are materially affected or altered by the proposed modification.

13. ATTORNEYS' FEES AND COSTS. SHERWOOD, UAIPA, ROMEO, and MED, and each of them, shall each bear their own costs and attorneys' fees, if any, with regard to any aspect of this AGREEMENT. However, SHERWOOD, UAIPA, ROMEO, and MED, and each of them, agree that in the event of any legal or equitable action or arbitration proceeding required to enforce or defend this AGREEMENT, the prevailing party, as that term is defined by California Civil Code Section 1717, shall be entitled to an award of its or his attorneys' fees, costs, and expenses incurred in connection with the enforcement or defense of this AGREEMENT, in addition to any other damages it or he may suffer as a result of the violation or breach of this AGREEMENT, or other relief to which it or he may be entitled.

14. SUCCESSORS. This AGREEMENT shall bind and inure to the benefit of the parties hereto and their respective spouses, successors, administrators, executives, predecessors and assigns.

15. SEVERABILITY. Should any provision of this AGREEMENT be unenforceable, those provisions shall be considered severable, and the remaining provisions shall remain in effect.

16. GOVERNING LAW. This AGREEMENT shall be construed and governed by the laws of the State of California.

17. COUNTERPARTS. This AGREEMENT may be executed in counterparts and by facsimile signature with the same force and effect as if all original signatures were set forth in a single document. This AGREEMENT shall not be binding until signed by both parties.

18. FURTHER ASSURANCES. SHERWOOD, UAIPA, ROMEO, and MED, and each of them, hereby agree to, on request of any other party hereto, to perform all acts reasonably necessary, including execution of further documents, to effectuate the intent of this AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE effective as of the first date written above.

                                      SHERWOOD PARTNERS, INC., A CALIFORNIA
                                      CORPORATION


                                      By:
                                          -------------------------------
                                      Its:
                                          -------------------------------


                                      SHERWOOD PARTNERS, INC., A CALIFORNIA
                                      CORPORATION, ASSIGNEE FOR THE BENEFIT
                                      OF CREDITORS OF UNIVERSITY
                                      AFFILIATES IPA, INC.,


                                      By:
                                          -------------------------------
                                      Its:
                                          -------------------------------


                                      MED DIVERSIFIED, INC.


                                      By:
                                          -------------------------------
                                      Its:
                                          -------------------------------

                                      SAM J. W. ROMEO, M.D., AKA SAM ROMEO


                                      By:
                                          -------------------------------
                                           Sam Romeo


Signatures continue on next page

APPROVED AS TO FORM:

SULMEYER, KUPETZ, BAUMANN & ROTHMAN
A Professional Corporation

By:
   ---------------------------------------
    Elissa D. Miller
    Attorneys for Sherwood Partners, Inc., a
    California corporation, in its individual and
    corporate capacity and its capacity as Assignee
    for the Benefit of Creditors of UAIPA, Inc.


BARGER & WOLEN, LLP


By:
   ---------------------------------------
    Gary Goodstein
    Attorneys for UAIPA


DUANE MORRIS LLP


By:
   ---------------------------------------
    Paul D. Moore
    Attorneys for Med Diversified, Inc.


MUCHINSON & CUMMINS


By:
   ---------------------------------------
    George V. Genzmer III, Esq.
    Attorneys for Sam J.W. Romeo, M.D.,
    aka Sam Romeo